                           AIM TAX-EXEMPT FUNDS, INC.

                            AIM TAX-EXEMPT CASH FUND
                        AIM TAX-FREE INTERMEDIATE SHARES
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT


                      Supplement dated September 12, 1997
        to the Statement of Additional Information dated August 1, 1997



The following sentence is added to the section entitled "INVESTMENT PROGRAM AND RESTRICTIONS":

"Securities in which the Funds invest may be insured by financial insurance companies. Since a limited number of entities provide such insurance, each of the Funds may invest more than 25% of its assets in securities insured by the same insurance company."